UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5877

Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/13

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Strategic Municipal
Bond Fund, Inc.

ANNUAL REPORT November 30, 2013

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Cash Flows
25	Statement of Changes in Net Assets
26	Financial Highlights
28	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Additional Information
42	Important Tax Information
43	Proxy Results
44	Information About the Renewal of the Fund’s Investment Advisory Agreement
49	Board Members Information
52	Officers of the Fund
57	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Municipal Bond Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2012, through November 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period produced a relatively challenging environment for most fixed-income securities, as a gradually strengthening U.S. economy and expectations of a more moderately stimulative monetary policy drove longer term interest rates higher and bond prices lower. Municipal bonds proved particularly sensitive to these developments, as the negative effects of rising rates were exacerbated by selling pressure among investors seeking safer havens.

We currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth and improving credit conditions supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for more moderate economic expansion. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 16, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2012, through November 30, 2013, as provided by Daniel Barton and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended November 30, 2013, Dreyfus Strategic Municipal Bond Fund achieved a total return of –8.53% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.57 per share, which reflects a distribution rate of 7.80%.2

Selling pressure stemming from investors’ concerns about actual and anticipated interest rate changes sent municipal bond prices lower during the reporting period. In this environment, income-oriented securities with longer maturities and lower credit ratings fared relatively poorly.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also has issued auction-rate preferred stock (ARPS), a percentage of which remains outstanding from its initial public offering, and has invested the proceeds in a manner consistent with its investment objective. This, along with the fund’s participation in secondary inverse floater structures, has the effect of “leveraging” the portfolio, which can magnify gain and loss potential depending on market conditions.

Over time, many of the fund’s older, higher yielding bonds have matured or were redeemed by their issuers.We have attempted to replace those bonds with investments consistent with the fund’s investment policies.We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

characteristics than existing holdings.When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Selling Pressure Sparked Price Declines

Municipal bonds struggled throughout the reporting period with sluggish investor demand and rising long-term interest rates in a recovering U.S. economy. Market volatility spiked in late May, when remarks by Federal Reserve Board (the “Fed”) Chairman Ben Bernanke were widely interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than expected.This development sent longer term interest rates sharply higher, and bond prices declined commensurately.

Over the summer, a bankruptcy filing by the city of Detroit and media reports detailing Puerto Rico’s fiscal and economic problems also contributed to general market weakness. While municipal bonds subsequently rallied when the Fed refrained from tapering its quantitative easing program, November saw another bout of volatility, and market averages ended the reporting period in negative territory.As a result of these factors, yield differences widened substantially along the market’s maturity and credit quality spectrums.

Despite the well-publicized developments in Detroit and Puerto Rico, credit conditions continued to improve for most states and municipalities. For example, California received voter approval in 2012 to raise taxes on high earners, helping to address longstanding fiscal problems and prompting upgrades to the state’s credit ratings in 2013.

Longer Maturity Bonds Dampened Fund Performance

We responded to steepening yield differences early in the reporting period by selling some of the fund’s higher grade, intermediate-term holdings and redeploying the proceeds into higher yielding, longer-term bonds that we regarded as more attractively valued. However, bonds with these characteristics weighed on results when long-term interest rates continued to climb.The fund’s holdings of lower-rated bonds—such as securities backed by the States’ settlement with tobacco manufacturers—also proved susceptible to market-wide selling pressure despite no adverse change in their underlying credit fundamentals.The fund’s leveraging strategy magnified the impact of these declines.

The fund achieved better results from tactical trades in Illinois general obligation bonds, which gained value as state fiscal concerns eased.The fund also received relatively strong results from overweighted exposure to municipal bonds backed by airports.

We restructured the fund’s leveraging strategy during the reporting period by replacing an issue of auction-rate preferred securities with tender option bonds that, in our judgment, are better able to help the fund benefit from steep yield differences along the market’s maturity range.

Finding Attractive Values in a Dislocated Market

Although market volatility may persist over the near term, we believe that investors will return their focus to market and issuer fundamentals after the Fed begins to taper its quantitative easing program. Over the longer term, restored demand from investors seeking relief from higher taxes may help lift municipal bond valuations toward historical norms. Therefore, we have continued to adopt strategies to maximize participation in market rebounds, including a focus on income-oriented revenue bonds and longer maturities.

December 16, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 31, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

SELECTED INFORMATION

November 30, 2013 (Unaudited)

Market Price per share November 30, 2013	$7.31
Shares Outstanding November 30, 2013	49,082,366
New York Stock Exchange Ticker Symbol	DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended November 30, 2013
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 28, 2013	May 31, 2013	August 31, 2013	November 30, 2013
High	$9.86	$9.45	$8.63	$7.75
Low	9.23	8.56	7.24	7.22
Close	9.39	8.56	7.36	7.31

PERCENTAGE GAIN (LOSS) based on change in Market Price*

November 22, 1989 (commencement of operations)
through November 30, 2013	270.11%
December 1, 2003 through November 30, 2013	60.36
December 1, 2008 through November 30, 2013	85.90
December 1, 2012 through November 30, 2013	(20.01)
March 1, 2013 through November 30, 2013	(17.89)
June 1, 2013 through November 30, 2013	(11.36)
September 1, 2013 through November 30, 2013	1.21

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)	$9.32
November 30, 2012	9.30
February 28, 2013	9.07
May 31, 2013	8.88
August 31, 2013	7.76
November 30, 2013	7.94

PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2013	331.35%
December 1, 2003 through November 30, 2013	72.42
December 1, 2008 through November 30, 2013	65.19
December 1, 2012 through November 30, 2013	(8.53)
March 1, 2013 through November 30, 2013	(7.67)
June 1, 2013 through November 30, 2013	(7.19)
September 1, 2013 through November 30, 2013	4.40

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
November 30, 2013

Long-Term Municipal	Coupon	Maturity	Principal
Investments—149.6%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.3%
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/17	2,000,000		1,994,040
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/19	2,150,000		2,139,658
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/24	1,000,000		959,390
Alaska—2.1%
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/32	2,500,000		1,894,300
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/46	9,465,000		6,447,179
Arizona—6.3%
Barclays Capital Municipal Trust
Receipts (Series 21 W) (Salt
River Project Agricultural
Improvement and Power
District, Salt River Project
Electric System Revenue)	5.00	1/1/38	13,198,367	[a,b]	13,780,223
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.50	7/1/26	4,000,000		3,656,200
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	6,000,000		6,104,940
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	1,000,000		964,390
California—17.4%
Barclays Capital Municipal Trust
Receipts (Series 80 W)
(Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport))	5.00	5/15/31	5,247,500	[a,b]	5,532,575
California,
GO (Various Purpose)	5.75	4/1/31	7,800,000		8,695,752

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Various Purpose)	6.00	3/1/33	2,250,000		2,616,930
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000		5,944,050
California,
GO (Various Purpose)	6.00	11/1/35	5,000,000		5,758,450
California Statewide Communities
Development Authority, Revenue
(Front Porch Communities and
Services Project)	5.13	4/1/37	4,975,000	[b]	4,629,138
JPMorgan Chase Putters/Drivers
Trust (Series 4361) (Los Angeles
Department of Water and Power,
Water System Revenue)	5.00	7/1/20	5,000,000	[a,b]	5,219,750
JPMorgan Chase Putters/Drivers
Trust (Series 4414) (Los Angeles
Department of Airports,
Senior Revenue (Los Angeles
International Airport))	5.00	5/15/21	6,000,000	[a,b]	6,072,060
JPMorgan Chase Putters/Drivers
Trust (Series 4421) (The
Regents of the University of
California, General Revenue)	5.00	5/15/21	6,250,000	[a,b]	6,567,188
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/34	2,885,000		3,004,410
Sacramento County,
Airport System Subordinate
and Passenger Facility
Charges Grant Revenue	6.00	7/1/35	4,000,000		4,460,800
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	1,500,000		1,640,385
Santa Margarita/Dana Point
Authority, Revenue (Santa
Margarita Water District
Improvement Districts
Numbers 2,3 and 4)	5.13	8/1/38	5,000,000		5,299,600
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	2,000,000		2,261,380

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—1.3%
JPMorgan Chase Putters/Drivers
Trust (Series 4386) (Board of
Governors of the Colorado
State University, System
Enterprise Revenue)	5.00	3/1/20	4,950,000	[a,b]	5,156,910
Connecticut—1.3%
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000		4,989,138
District of Columbia—4.0%
RIB Floater Trust (Barclays Bank
PLC) (Series 15 U) (District of
Columbia, Income Tax
Secured Revenue)	5.00	12/1/35	14,828,227	[a,b]	15,767,263
Florida—4.8%
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	5,000,000		5,527,150
Palm Beach County Health
Facilities Authority, Retirement
Community Revenue (Adult
Communities Total Services, Inc.
Retirement—Life Communities, Inc.
Obligated Group)	5.50	11/15/33	6,825,000		6,877,757
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	6.00	8/1/45	3,500,000		3,603,215
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	2,500,000		2,651,250
Georgia—4.7%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	4,865,000		5,604,334
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,000,000		1,041,740

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000		2,507,975
RIB Floater Trust (Barclays Bank
PLC) (Series 20 U) (Private Colleges
and Universities Authority,
Revenue (Emory University))	5.00	10/1/43	6,000,000	[a,b]	6,353,460
Savannah Economic Development
Authority, EIR (International
Paper Company Project)	6.20	8/1/27	2,670,000		2,669,920
Hawaii—1.2%
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.63	7/1/30	2,500,000		2,608,750
Hawaii Department of Budget and
Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc.
and Subsidiary Projects)	6.50	7/1/39	2,000,000		2,169,940
Idaho—.0%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	185,000		185,244
Illinois—2.6%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	3,000,000		3,106,980
Chicago,
GO	5.00	1/1/24	2,000,000		2,035,860
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	1,020,000		1,053,925
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	3,600,000		3,926,376
Iowa—1.6%
Iowa Finance Authority,
Midwestern Disaster Area
Revenue (Iowa Fertilizer
Company Project)	5.25	12/1/25	5,125,000		4,616,446

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa (continued)
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	2,000,000		1,669,100
Kentucky—.3%
Louisville/Jefferson County Metro
Government, Health Facilities
Revenue (Jewish Hospital and
Saint Mary’s HealthCare, Inc.
Project) (Prerefunded)	6.13	2/1/18	1,000,000	[c]	1,211,350
Louisiana—1.3%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	1,987,000	[d]	784,666
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000		4,252,880
Maine—.6%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral Medical
Center Issue)	7.50	7/1/32	2,000,000		2,202,340
Maryland—1.1%
JPMorgan Chase Putters/Drivers
Trust (Series 4422) (Mayor and
City Council of Baltimore,
Project Revenue (Water Projects))	5.00	7/1/21	4,000,000	[a,b]	4,198,680
Massachusetts—14.1%
Barclays Capital Municipal Trust
Receipts (Series 15 W)
(Massachusetts Health and
Educational Facilities Authority,
Revenue (Massachusetts Institute
of Technology Issue))	5.00	7/1/38	10,200,000	[a,b]	10,760,796
JPMorgan Chase Putters/Drivers
Trust (Series 3840)
(Massachusetts Development
Finance Agency, Revenue
(Harvard University Issue))	5.25	2/1/34	10,000,000	[a,b]	10,961,500

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
JPMorgan Chase Putters/Drivers
Trust (Series 3898) (Massachusetts,
Consolidated Loan)	5.00	4/1/19	6,400,000	[a,b]	7,103,808
JPMorgan Chase Putters/Drivers
Trust (Series 4395)
(University of Massachusetts
Building Authority, Project
and Refunding Revenue)	5.00	5/1/21	7,406,665	[a,b]	7,763,642
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	2,500,000		2,879,625
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Issue K)	5.25	7/1/29	2,500,000		2,427,375
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Suffolk University Issue)	6.25	7/1/30	5,000,000		5,469,200
Massachusetts Housing Finance
Agency, Housing Revenue	7.00	12/1/38	4,575,000		4,942,189
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	2,465,000		2,475,945
Michigan—6.7%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	3,500,000		3,731,070
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	3,780,000		3,449,137
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/36	3,290,000		2,934,186
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000		2,033,140
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	6,120,000		5,651,759

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	5,000,000		5,964,500
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/34	2,450,000		2,412,417
New Jersey—2.7%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.50	12/15/29	5,000,000		5,405,700
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	3,000,000		3,167,100
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.63	6/1/26	1,600,000		1,366,720
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	1,000,000		719,620
New Mexico—1.3%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	5,000,000		5,135,600
New York—18.9%
Austin Trust (Series 1107)
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	10,000,000	[a,b]	11,044,000
Barclays Capital Municipal Trust
Receipts (Series 7 B) (New York
City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue)	5.50	11/1/27	5,000,000	[a,b]	5,747,000

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Barclays Capital Municipal Trust
Receipts (Series 11 B) (New York
City Transitional Finance Authority,
Future Tax Secured Revenue)	5.00	5/1/30	4,488,203	[a,b]	4,904,471
JPMorgan Chase Putters/Drivers
Trust (Series 3857) (New York
City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue)	5.25	11/1/18	5,000,000	[a,b]	5,777,800
Long Island Power Authority,
Electric System General Revenue	6.25	4/1/33	3,000,000		3,400,140
Metropolitan Transportation
Authority, Transportation Revenue	6.25	11/15/23	9,425,000		11,121,500
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	2,785,000		3,378,094
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	5,000,000		5,416,700
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	2,500,000		2,469,400
New York State Dormitory
Authority, Revenue (Suffolk
County Judicial Facility)
(Escrowed to Maturity)	9.50	4/15/14	535,000		547,182
Niagara Area Development
Corporation, Solid Waste
Disposal Facility Revenue
(Covanta Energy Project)	5.25	11/1/42	2,000,000		1,772,700
Port Authority of New York and
New Jersey, Special Project
Bonds (JFK International Air
Terminal LLC Project)	6.00	12/1/36	4,710,000		5,077,710

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
RIB Floater Trust (Barclays Bank
PLC) (Series 16 U) (New York
City Municipal Water Finance
Authority, Water and Sewer
System Second General
Resolution Revenue)	5.00	6/15/44	12,600,000	[a,b]	12,952,422
North Carolina—2.6%
Barclays Capital Municipal Trust
Receipts (Series 31 W)
(North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Duke
University Health System))	5.00	6/1/42	10,000,000	[a,b]	10,149,700
Ohio—3.7%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	3,000,000		3,031,650
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	4,200,000		4,582,830
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	2,530,000	[b]	1,966,721
Southeastern Ohio Port
Authority, Hospital
Facilities Improvement
Revenue (Memorial
Health System Obligated
Group Project)	6.00	12/1/42	2,000,000		1,920,500
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	3,000,000		2,893,170

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oregon—.4%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue
(Pelton Round Butte Project)	6.38	11/1/33	1,500,000		1,622,865
Pennsylvania—2.1%
JPMorgan Chase Putters/Drivers
Trust (Series 3916)
(Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	3,000,000	[a,b]	3,053,280
Philadelphia,
GO	6.50	8/1/41	4,700,000		5,176,533
Rhode Island—1.4%
Rhode Island Health and
Educational Building Corporation,
Hospital Financing Revenue
(Lifespan Obligated Group Issue)
(Insured; Assured Guaranty Corp.)	7.00	5/15/39	5,000,000		5,545,950
South Carolina—2.7%
JPMorgan Chase Putters/Drivers
Trust (Series 4379) (South
Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper))	5.13	6/1/37	10,200,000	[a,b]	10,390,332
Tennessee—2.4%
JPMorgan Chase Putters/Drivers
Trust (Series 4416)
(Metropolitan Government of
Nashville and Davidson County,
Water and Sewer Revenue)	5.00	7/1/21	3,000,000	[a,b]	3,161,070
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/29	2,500,000		2,789,800
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/34	3,000,000		3,290,970

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—21.7%
Barclays Capital Municipal Trust
Receipts (Series 28 W) (Leander
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program))	5.00	8/15/40	9,997,299	[a,b]	10,466,249
Barclays Capital Municipal Trust
Receipts (Series 39 W) (Texas
A&M University System
Board of Regents, Financing
System Revenue)	5.00	5/15/39	13,160,000	[a,b]	13,805,498
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	3,000,000		2,959,200
Gulf Coast Industrial Development
Authority, SWDR (CITGO
Petroleum Corporation Project)	4.88	5/1/25	1,000,000		947,470
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	7.25	12/1/18	7,290,000	[c]	9,420,575
Houston,
Combined Utility System First
Lien Revenue (Insured; Assured
Guaranty Corp.)	6.00	11/15/36	5,000,000		5,686,000
JPMorgan Chase Putters/Drivers
Trust (Series 4356) (San
Antonio, Electric and Gas
Systems Junior Lien Revenue)	5.00	2/1/21	12,450,000	[a,b]	12,941,277
Love Field Airport Modernization
Corporation, Special
Facilities Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/28	1,000,000		982,430
Matagorda County Navigation
District Number One, Revenue
(Houston Lighting and
Power Company Project)
(Insured; AMBAC)	5.13	11/1/28	4,295,000		4,493,730

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured
Guaranty Corp.)	5.75	1/1/40	14,705,000		15,715,969
North Texas Tollway
Authority, Second Tier
System Revenue	5.75	1/1/38	6,650,000		6,974,719
Texas Department of Housing
and Community Affairs,
Home Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	13.41	7/2/24	400,000	[e]	426,200
Vermont—.9%
Burlington,
Airport Revenue	3.50	7/1/18	3,710,000		3,690,560
Virginia—3.0%
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System,
Inc.) (Insured; Assured
Guaranty Municipal Corp.)	11.28	8/23/27	6,850,000	[e]	8,115,195
Washington County Industrial
Development Authority, HR
(Mountain States
Health Alliance)	7.75	7/1/38	3,000,000		3,401,700
Washington—4.3%
Barclays Capital Municipal Trust
Receipts (Series 27 B) (King
County, Sewer Revenue)	5.00	1/1/29	8,577,246	[a,b]	9,322,419
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)
(Prerefunded)	6.25	8/1/18	5,975,000	[c]	7,308,142

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
West Virginia—2.0%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	7,920,000	7,729,286
U.S. Related—6.8%
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	3,660,000	2,527,816
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,500,000	1,107,720
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/37	1,500,000	1,191,375
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,610,000	1,193,912
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	5,500,000	4,078,580
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	2,390,000	1,880,643
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/24	1,895,000	1,391,991
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/42	1,900,000	1,289,568
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/17	1,755,000	1,726,709
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	2,500,000	1,891,525
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	10,000,000	8,073,000
Total Long-Term Municipal Investments
(cost $561,724,716)				583,094,414

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.1%	Rate (%)	Date	Amount ($)	Value ($)
Michigan;
University of Michigan Regents,
General Revenue
(cost $200,000)	0.02	12/2/13	200,000 [f]	200,000

Total Investments (cost $561,924,716)			149.7%	583,294,414
Liabilities, Less Cash and Receivables			(19.2%)	(74,802,142)
Preferred Stock, at redemption value			(30.5%)	(118,800,000)
Net Assets Applicable to
Common Shareholders			100.0%	389,692,272

a Collateral for floating rate borrowings.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2013, these securities were valued at $225,549,232 or 57.9% of net assets applicable to Common Shareholders.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Non-income producing—security in default.
e Inverse floater security—the interest rate is subject to change periodically. Rate shown is the interest rate in effect at
November 30, 2013.
f Variable rate demand note—rate shown is the interest rate in effect at November 30, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Transportation Services	23.8	Pollution Control	2.9
Education	22.4	Prerefunded	2.9
Health Care	19.9	Housing	2.1
Special Tax	19.4	City	1.9
Utility-Electric	16.5	County	.7
Utility-Water and Sewer	13.9	Asset-Backed	.5
State/Territory	5.4	Other	9.0
Resource Recovery	5.4
Industrial	3.0		149.7

† Based on net assets applicable to Common Shareholders.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Fund	21

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	561,924,716	583,294,414
Cash		21,787,371
Interest receivable		9,799,523
Prepaid expenses		8,069
		614,889,377
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		276,780
Payable for floating rate notes issued—Note 3		103,468,507
Payable for investment securities purchased		2,182,651
Interest and expense payable related to
floating rate notes issued—Note 3		310,688
Commissions payable—Note 1		6,752
Dividends payable to Preferred Shareholders		1,173
Accrued expenses		150,554
		106,397,105
Auction Preferred Stock, Series A, B and C, par value
$.001 per share (4,752 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		118,800,000
Net Assets applicable to Common Shareholders ($)		389,692,272
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(49,082,366 shares issued and outstanding)		49,082
Paid-in capital		418,710,223
Accumulated undistributed investment income—net		4,872,787
Accumulated net realized gain (loss) on investments		(55,309,518)
Accumulated net unrealized appreciation
(depreciation) on investments		21,369,698
Net Assets applicable to Common Shareholders ($)		389,692,272
Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		49,082,366
Net Asset Value, per share of Common Stock ($)		7.94

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2013

Investment Income ($):
Interest Income	30,678,318
Expenses:
Investment advisory fee—Note 2(a)	2,767,429
Administration fee—Note 2(a)	1,383,714
Interest and expense related to floating rate notes issued—Note 3	464,567
Commission fees—Note 1	224,473
Professional fees	101,002
Directors’ fees and expenses—Note 2(c)	64,454
Shareholders’ reports	60,450
Registration fees	47,913
Shareholder servicing costs	19,781
Custodian fees—Note 2(b)	1,654
Miscellaneous	55,337
Total Expenses	5,190,774
Less—reduction in expenses due to undertaking—Note 2(a)	(553,723)
Net Expenses	4,637,051
Investment Income—Net	26,041,267
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(1,160,410)
Net unrealized appreciation (depreciation) on investments	(63,578,931)
Net Realized and Unrealized Gain (Loss) on Investments	(64,739,341)
Dividends to Preferred Shareholders	(230,731)
Net (Decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations	(38,928,805)

See notes to financial statements.

The Fund	23

STATEMENT OF CASH FLOWS
Year Ended November 30, 2013

Cash Flows from Operating Activities ($):
Interest received	31,324,767
Operating expenses paid	(4,211,883)
Dividends paid to Preferred Shareholders	(233,039)
Purchases of long-term portfolio securities	(111,076,210)
Net sales of short-term portfolio securities	3,100,000
Proceeds from sales of long-term portfolio securities	106,878,296
Net Cash Provided by Operating Activities		25,781,931
Cash Flows from Financing Activities ($):
Net proceeds from floating rate notes issued	46,339,892
Dividends paid to Common Shareholders	(27,084,856)
Redemptions of Auction Preferred Stock	(20,700,000)
Interest and expense related to
floating rate notes issued paid	(274,844)
Net Cash Used in Financing Activities		(1,719,808)
Increase in cash		24,062,123
Cash overdraft at beginning of period		(2,274,752)
Cash at end of period		21,787,371
Reconciliation of Net Decrease in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Applicable to Common
Shareholders Resulting From Operations		(38,928,805)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to
net cash provided by operating activities ($):
Decrease in investments in securities, at cost		1,879,845
Decrease in payable for investment securities purchased		(1,817,349)
Increase in interest receivable		(624,176)
Decrease in commissions payable and accrued expenses		(10,817)
Decrease in prepaid expenses		4,849
Decrease in Due to The Dreyfus Corporation and affiliates		(33,431)
Decrease in dividends payable to Preferred Shareholders		(2,308)
Interest and expense related to floating rate notes issued		464,567
Net unrealized depreciation on investments		63,578,931
Net amortization of premiums on investments		1,270,625
Net Cash Provided by Operating Activities		25,781,931
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		878,286

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2013	2012
Operations ($):
Investment income—net	26,041,267	26,658,680
Net realized gain (loss) on investments	(1,160,410)	2,571,654
Net unrealized appreciation
(depreciation) on investments	(63,578,931)	57,696,686
Dividends to Preferred Shareholders	(230,731)	(358,587)
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations	(38,928,805)	86,568,433
Dividends to Common Shareholders from ($):
Investment income—net	(27,963,142)	(27,856,772)
Capital Stock Transactions ($):
Dividends reinvested	878,286	2,038,862
Total Increase (Decrease) in Net Assets
Applicable to Common Shareholders	(66,013,661)	60,750,523
Net Assets Applicable to
Common Shareholders($):
Beginning of Period	455,705,933	394,955,410
End of Period	389,692,272	455,705,933
Undistributed investment income—net	4,872,787	7,188,167
Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	96,975	233,568

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

		Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.30	8.10	7.87	7.93	6.76
Investment Operations:
Investment income—net[a]	.53	.55	.57	.59	.64
Net realized and unrealized
gain (loss) on investments	(1.31)	1.23	.24	(.10)	1.02
Dividends to Preferred Shareholders
from investment income—net	(.01)	(.01)	(.01)	(.01)	(.03)
Total from Investment Operations	(.79)	1.77	.80	.48	1.63
Distributions to Common Shareholders:
Dividends from investment income—net	(.57)	(.57)	(.57)	(.54)	(.46)
Net asset value, end of period	7.94	9.30	8.10	7.87	7.93
Market value, end of period	7.31	9.79	8.39	7.94	7.58
Total Return (%)[b]	(20.01)	24.46	13.67	11.95	46.74

		Year Ended November 30,
	2013	2012	2011	2010	2009
Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable to Common Stock[c]	1.24	1.23	1.30	1.30	1.37
Ratio of net expenses to average
net assets applicable to Common Stock[c]	1.11	1.07	1.16	1.16	1.21
Ratio of interest and expense related
to floating rate notes issued to average
net assets applicable to Common Stock[c]	.11	.10	.10	.07	.01
Ratio of net investment income
to average net assets
applicable to Common Stock[c]	6.21	6.22	7.36	7.30	8.65
Ratio of total expenses
to total average net assets	.94	.93	.95	.91	.90
Ratio of net expenses
to total average net assets	.84	.81	.85	.81	.80
Ratio of interest and expense related
to floating rate notes issued
to total average net assets	.08	.07	.07	.05	.01
Ratio of net investment income
to total average net assets	4.70	4.69	5.36	5.11	5.68
Portfolio Turnover Rate	20.27	15.99	20.50	25.94	31.59
Asset coverage of Preferred Stock,
end of period	428	427	383	356	307
Net Assets, applicable
to Common Shareholders,
end of period ($ x 1,000)	389,692	455,706	394,955	382,293	384,457
Preferred Stock outstanding,
end of period ($ x 1,000)	118,800	139,500	139,500	149,475	186,000
Floating Rate Notes outstanding,
end of period ($ x 1,000)	103,469	57,129	57,129	46,540	5,000

a	Based on average common shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

The Fund	27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DSM.

The fund has outstanding 1,584 shares each of Series A, Series B and Series C, for a total of 4,752 shares, of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors.The holders of APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

On February 11, 2013, the fund’s Board of Directors (the “Board”) authorized the fund to redeem up to an additional 25% of the original amount of the fund’s outstanding APS, subject to market, regulatory and other conditions and factors, over a period of up to approximately twelve months.

During the period ended November 30, 2013, the fund redeemed APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	276	6,900,000	August 27, 2013
B	276	6,900,000	August 29, 2013
C	276	6,900,000	August 26, 2013
Total	828	20,700,000

On December 5, 2013, the fund announced the following additional redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
A	344	8,600,000	December 31, 2013
B	344	8,600,000	January 2, 2014
C	344	8,600,000	December 30, 2013
Total	1,032	25,800,000

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of November 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	583,294,414	—	583,294,414
Liabilities ($)
Floating Rate Notes††	—	(103,468,507)	—	(103,468,507)

†	See Statement of Investments for additional detailed categorizations.
††	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At November 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the Dividend Reinvestment and Cash Purchase Plan.

On November 26, 2013, the Board declared a cash dividend of $.048 per share from investment income-net, payable on December 27, 2013 to Common Shareholders of record as of the close of business on December 12, 2013.

(d) Dividends to Shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of November 30, 2013 for each Series of APS were as follows: Series A-0.122%, Series B-0.098% and Series C-0.099%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended November 30, 2013 for each Series of APS were as follows: Series A-0.17%, Series B-0.17% and Series C-0.17%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2013, the fund did not incur any interest or penalties.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended November 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2013, the components of accumulated earnings on a tax basis were as follows: tax-exempt income $6,164,457, accumulated capital losses $55,460,352 and unrealized appreciation $21,520,532.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2013. If not applied, $1,427,978 of the carryover expires in fiscal year 2015, $5,522,685 expires in fiscal year 2016, $20,261,695 expires in fiscal year 2017, $5,075,623 expires in fiscal year 2018 and $21,871,958 expires in fiscal year 2019.The fund has $1,239,494 of post-enactment short-term capital losses and $60,919 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2013 and November 30, 2012 were as follows: tax-exempt income $28,029,623 and $27,885,959, and ordinary income $164,250 and $329,400, respectively.

During the period ended November 30, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amor-

tization adjustments, the fund decreased accumulated undistributed investment income-net by $162,774, decreased accumulated net realized gain (loss) on investments by $26,218 and increased paid-in capital by $188,992. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of Dreyfus.The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). All out of pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

Dreyfus has agreed, from December 1, 2012 through May 31, 2014, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).The reduction in expenses, pursuant to the undertaking, amounted to $553,723 during the period ended November 30, 2013.

At a meeting held on November 4-5, 2013, the Board approved (a) termination of the fund’s current “Transfer Agency and Registrar Agreement” with BNY Mellon Investment Servicing (US) Inc. and (b) a new “Service Agreement for Transfer Agent Services” and a new “Fee Agreement for Transfer Agent Services” between the fund and Computershare Shareowner Services, LLC.These changes became effec-

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

tive on December 1, 2013. Previously, the fund had aTransfer Agency and Registrar Agreement with BNY Mellon Investment Servicing (US) Inc., a subsidiary of BNY Mellon and an affiliate of Dreyfus.

(b) The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2013, the fund was charged $1,654 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement.

During the period ended November 30, 2013, the fund was charged $9,055 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $313,913, Custodian out of pocket fees $900 and Chief Compliance Officer fees $3,833, which are offset against an expense reimbursement currently in effect in the amount of $41,866.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2013, amounted to $109,258,861 and $153,218,188, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2013, was approximately $72,520,800, with a related weighted average annualized interest rate of .64%.

At November 30, 2013, the cost of investments for federal income tax purposes was $458,305,375; accordingly, accumulated net unrealized appreciation on investments was $21,520,532, consisting of $33,052,045 gross unrealized appreciation and $11,531,513 gross unrealized depreciation.

The Fund	37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 27, 2014

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computer Shareowner Services, P.O. Box 30170, College Station, TX 77842-3170, should include the shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held

The Fund	39

ADDITIONAL INFORMATION (Unaudited) (continued)

by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month.As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended November 30, 2013, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund’s portfolio.

The Fund	41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2013 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $164,250 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2013 calendar year on Form 1099-DIV, which will be mailed in early 2014.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 14, 2013.

		Shares
	For		Authority Withheld
To elect three Class II Directors: †
Gordon J. Davis	42,493,583		1,466,845
Ehud Houminer	42,428,899		1,531,529
Robin A. Melvin ††	1,489		140

†	The terms of these Class II Directors expire in 2016.
††	Elected solely by APS holders; Common Shareholders not entitled to vote.

The Fund	43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 4-5, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus’ representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s perfor-

mance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance, on a net asset value basis, was at or above the Performance Group and Performance Universe medians for most of the reported time periods. On a market price basis, the fund’s total return performance was above the Performance Group median in half of the reported time periods and above the Performance Universe median in most of the reported time periods.The Board also noted that the fund’s yield performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for eight of the ten one-year periods ended September 30, 2013. On a market price basis, the fund’s yield performance was above the Performance Group median for five of the ten one-year periods and at or above the Performance Universe for seven of the ten one-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s Lipper category average, noting that the fund’s returns were higher than the category average in seven of the ten years.

Dreyfus representatives noted that Dreyfus has agreed contractually, until May 31, 2014, to waive receipt of a portion of the Fund’s management

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

fee, in the amount of .10% of the value of the Fund’s average weekly net assets, including the net assets representing auction preferred stock outstanding (“Leveraged Assets”).

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee (based on common assets alone) was highest in the Expense Group, actual management fees, based on common assets, were above the Expense Group and Expense Universe medians and based, on Leveraged Assets, were at the Expense Group median and slightly below the Expense Universe median; and the fund’s total expenses were below the Expense Group and Expense Universe medians, measured based on common assets alone and Leveraged Assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that, because, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time, significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and administrator and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

The Fund	47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rates charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment advisory, administrative and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141

———————
William Hodding Carter III (78)
Board Member (1988)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24

———————
Gordon J. Davis (72)†
Board Member (2006)
Current term expires in 2016
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 49

† Mr. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with
Venable LLP, which provides legal services to the fund.

The Fund	49

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (71)
Board Member (2006)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (73)
Board Member (1994)
Current term expires in 2016
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66
———————
Richard C. Leone (73)
Board Member (1987)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (76)
Board Member (1987)
Current term expires in 2014
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24

Robin A. Melvin (50)
Board Member (1995)
Current term expires in 2016
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90
———————
Burton N.Wallack (63)
Board Member (2006)
Current term expires in 2014
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (76)
Board Member (1987)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24
———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.

David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund	51

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund	53

NOTES

The Fund	55

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

The fund’s net asset value appears in the following publications: Barron’s, Closed-End Bond Funds section under the head-
ing “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End
Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	57

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    32,015 in 2012 and

$33,184 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      52,884 in 2012 and $28,132 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies  and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,382 in 2012 and $3,220 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2012 and $      0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,505,978 in 2012 and $51,023,448 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are: Richard C. Leone, Joseph S. DiMartino,  Hodding Carter III, Joni Evans, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        None

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of January 30, 2014, the date of the filing of this report:

          Daniel A. Barton and Steven Harvey manage the Registrant.

(a)               (2)  The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's portfolio managers are Daniel Barton and Steven Harvey.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term).  Each Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund.  Funding for the Standish Mellon Asset Management Company LLC (Standish) Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year.  Most of the awards granted have some portion deferred for three years in the form of deferred cash, The Bank of New York Mellon equity, investment vehicle (consisting of investments in a  range of Standish Products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals established at the beginning of each calendar year and are taken into account.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Daniel Barton	6	$2,354.9 M	0	$0	0	$0

Steven Harvey	7	$3,296.7 M	0	$0	0	$0

None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio managers is as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Dan Barton	Dreyfus Strategic Municipal Bond Fund, Inc.	None
Steven Harvey	Dreyfus Strategic Municipal Bond Fund, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	January 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	January 23, 2014

By: /s/ James Windels
James Windels Treasurer
Date:	January 23, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)